UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23748

John Hancock Asset-Based Lending Fund

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Asset-Based Lending Fund
Closed-end alternative
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Asset-Based Lending Fund

2	Portfolio summary
3	Fund’s investments
6	Financial statements
9	Financial highlights
12	Notes to financial statements
20	Report of independent registered public accounting firm
21	Tax information
22	Investment objective, principal investment strategies, and principal risks
27	Additional information
28	Evaluation of advisory and subadvisory agreements by the Board of Trustees
34	Trustees and Officers
36	More information
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	1

Portfolio summary
PORTFOLIO COMPOSITION AS OF 10/31/2022 (% of net assets)

COUNTRY COMPOSITION AS OF 10/31/2022 (% of net assets)
United States	79.2
Cayman Islands	19.8
Bermuda	1.0
TOTAL	100.0
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
2	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-22
	Rate (%)	Maturity date	Par value^	Value
Term loans 6.0%				$5,958,698
(Cost $5,963,834)
Transportation 6.0%				5,958,698
Aeronautics Fund, Secured Term Loan (A)	13.000	09-23-25	6,000,000	5,958,698

Collateralized mortgage obligations 14.4%				$14,321,702
(Cost $14,903,172)
Commercial and residential 9.8%				9,694,027
Angel Oak Mortgage Trust
Series 2022-3, Class A3 (B)(C)	4.163	01-25-67	2,601,441	2,285,494
New Residential Mortgage Loan Trust
Series 2018-1A, Class A1A (B)(C)	4.000	12-25-57	2,456,234	2,301,971
Series 2018-5A, Class A1 (B)(C)	4.750	12-25-57	2,872,011	2,749,126
Ready Capital Mortgage Financing LLC
Series 2021-FL6, Class AS (1 month LIBOR + 1.200%) (B)(D)	4.786	07-25-36	2,500,000	2,357,436
U.S. Government Agency 4.6%				4,627,675
Federal Home Loan Mortgage Corp.
Series 2021-DNA7, Class M2 (1 month SOFR + 1.800%) (B)(D)	4.797	11-25-41	1,500,000	1,375,787
Series 2022-DNA1, Class M1B (1 month SOFR + 1.850%) (B)(D)	4.847	01-25-42	1,016,750	912,532

Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%) (B)(D)	6.547	08-25-42	2,500,000	2,339,356
Asset backed securities 35.8%				$35,555,323
(Cost $36,167,560)
Asset backed securities 35.8%				35,555,323
American Credit Acceptance Receivables Trust
Series 2022-1, Class D (B)	2.460	03-13-28	1,765,000	1,565,137
Apidos CLO XXV
Series 2016-25A, Class A1R (3 month LIBOR + 1.170%) (B)(D)	5.413	10-20-31	2,750,000	2,672,656
Arbor Realty Commercial Real Estate Notes, Ltd.
Series 2022-FL2, Class D (1 month CME Tem SOFR + 4.350%) (B)(D)	7.726	05-15-37	2,500,000	2,402,913
BDS, Ltd.
Series 2020-FL5, Class B (1 month CME Term SOFR + 1.914%) (B)(D)	5.330	02-16-37	1,000,000	971,278
BPCRE, Ltd.
Series 2022-FL2, Class AS (1 month CME Term SOFR + 3.100%) (B)(D)	6.516	01-16-37	1,000,000	991,256
Carbone CLO, Ltd.
Series 2017-1A, Class A1 (3 month LIBOR + 1.140%) (B)(D)	5.383	01-20-31	2,500,000	2,442,678
Carvana Auto Receivables Trust
Series 2021-P3, Class A3	0.700	11-10-26	2,000,000	1,855,210
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	3

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Cedar Funding VII CLO, Ltd.
Series 2018-7A, Class A2 (3 month LIBOR + 1.130%) (B)(D)	5.373	01-20-31	2,000,000	$1,934,466
Elmwood CLO X, Ltd.
Series 2021-3A, Class B (3 month LIBOR + 1.600%) (B)(D)	5.843	10-20-34	2,500,000	2,345,940
Flagship Credit Auto Trust
Series 2019-2, Class D (B)	3.530	05-15-25	1,757,000	1,698,418
GPMT, Ltd.
Series 2021-FL4, Class D (1 month LIBOR + 2.850%) (B)(D)	6.422	12-15-36	2,000,000	1,822,362
Hertz Vehicle Financing LLC
Series 2021-1A, Class A (B)	1.210	12-26-25	3,500,000	3,179,963
KKR CLO 18, Ltd.
Series 2018, Class AR (3 month LIBOR + 0.940%) (B)(D)	5.134	07-18-30	943,132	923,835
Magnetite XXI, Ltd.
Series 2019-21A, Class BR (3 month LIBOR + 1.350%) (B)(D)	5.593	04-20-34	2,500,000	2,309,000
Marlette Funding Trust
Series 2022-1A, Class B (B)	2.340	04-15-32	2,500,000	2,326,592
MF1, Ltd.
Series 2022-FL8, Class AS (1 month SOFR + 1.750%) (B)(D)	4.644	02-19-37	1,500,000	1,422,146
Starwood Commercial Mortgage Trust
Series 2021-FL2, Class C (1 month LIBOR + 2.100%) (B)(D)	5.543	04-18-38	1,000,000	938,122
TPG Real Estate Finance Trust
Series 2019-FL3, Class B (1 month CME Term SOFR + 1.864%) (B)(D)	5.240	10-15-34	2,000,000	1,929,910
Westlake Automobile Receivable Trust
Series 2022-1A, Class D (B)	3.490	03-15-27	2,000,000	1,823,441

	Yield (%)	Shares	Value
Short-term investments 43.9%			$43,584,454
(Cost $43,584,454)
Short-term funds 43.9%			43,584,454
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.9329(E)	43,584,454	43,584,454

Total investments (Cost $100,619,020) 100.1%	$99,420,177
Other assets and liabilities, net (0.1%)	(124,908)
Total net assets 100.0%	$99,295,269

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
4	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $48,021,815 or 48.4% of the fund’s net assets as of 10-31-22.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 10-31-22.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $100,619,052. Net unrealized depreciation aggregated to $1,198,875, of which $19,024 related to gross unrealized appreciation and $1,217,899 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	5

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $100,619,020)	$99,420,177
Dividends and interest receivable	218,624
Receivable from affiliates	81,880
Other assets	556,807
Total assets	100,277,488
Liabilities
Accrued organization expense	395,518
Accrued offering expense	285,772
Payable to affiliates
Accounting and legal services fees	5,528
Distribution and service fees	46
Other liabilities and accrued expenses	295,355
Total liabilities	982,219
Net assets	$99,295,269
Net assets consist of
Paid-in capital	$100,036,815
Total distributable earnings (loss)	(741,546)
Net assets	$99,295,269

Net asset value per share

Class I ($99,196,240 ÷ 5,000,000 shares)	$19.84
Class D ($49,560 ÷ 2,500 shares)	$19.82
Class S ($49,469 ÷ 2,500 shares)	$19.79
6	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the period ended 10-31-221

Investment income
Interest	$844,280
Dividends	202,614
Total investment income	1,046,894
Expenses
Investment management fees	412,275
Distribution and service fees	168
Accounting and legal services fees	5,528
Transfer agent fees	39,890
Trustees’ fees	156,034
Custodian fees	37,460
Printing and postage	5,722
Professional fees	161,667
Offering and organization costs	793,264
Other	54,188
Total expenses	1,666,196
Less expense reductions	(1,072,683)
Net expenses	593,513
Net investment income	453,381
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(59,269)
(59,269)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(1,198,843)
(1,198,843)
Net realized and unrealized loss	(1,258,112)
Decrease in net assets from operations	$(804,731)
[1] Period from 7-11-22 (commencement of operations) to 10-31-22.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Asset-Based Lending Fund	7

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-22[1]
Increase (decrease) in net assets
From operations
Net investment income	$453,381
Net realized loss	(59,269)
Change in net unrealized appreciation (depreciation)	(1,198,843)
Decrease in net assets resulting from operations	(804,731)
From fund share transactions	100,000,000
Total increase	99,195,269
Net assets
Beginning of period	100,000
End of period	$99,295,269

[1]	Period from 7-11-22 (commencement of operations) to 10-31-22.
8	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

CLASS I SHARES Period ended	10-31-22[1]
Per share operating performance
Net asset value, beginning of period	$20.00
Net investment income[2]	0.09
Net realized and unrealized gain (loss) on investments	(0.25)
Total from investment operations	(0.16)
Net asset value, end of period[3]	$19.84
Total return (%)[4]	(0.80)[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$99
Ratios (as a percentage of average net assets):
Expenses before reductions	3.90[6]
Expenses including reductions	1.94[6]
Net investment income	1.48[7]
Portfolio turnover (%)	17

[1]	Period from 7-11-22 (commencement of operations) to 10-31-22.
[2]	Based on average monthly shares outstanding.
[3]	The fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the fund’s shares exists.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Annualized. Certain expenses are presented unannualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Asset-Based Lending Fund	9

FINANCIAL HIGHLIGHTS  (continued)

CLASS D SHARES Period ended	10-31-22[1]
Per share operating performance
Net asset value, beginning of period	$20.00
Net investment income[2]	0.08
Net realized and unrealized gain (loss) on investments	(0.26)
Total from investment operations	(0.18)
Net asset value, end of period[3]	$19.82
Total return (%)[4,5]	(0.90)[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.15[8]
Expenses including reductions	2.19[8]
Net investment income	1.24[9]
Portfolio turnover (%)	17

[1]	Period from 7-11-22 (commencement of operations) to 10-31-22.
[2]	Based on average monthly shares outstanding.
[3]	The fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the fund’s shares exists.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized. Certain expenses are presented unannualized.
[9]	Annualized.
10	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS  (continued)

CLASS S SHARES Period ended	10-31-22[1]
Per share operating performance
Net asset value, beginning of period	$20.00
Net investment income[2]	0.04
Net realized and unrealized gain (loss) on investments	(0.25)
Total from investment operations	(0.21)
Net asset value, end of period[3]	$19.79
Total return (%)[4,5]	(1.05)[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.75[8]
Expenses including reductions	2.79[8]
Net investment income	0.64[9]
Portfolio turnover (%)	17

[1]	Period from 7-11-22 (commencement of operations) to 10-31-22.
[2]	Based on average monthly shares outstanding.
[3]	The fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the fund’s shares exists.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized. Certain expenses are presented unannualized.
[9]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Asset-Based Lending Fund	11

Notes to financial statements
Note 1—Organization
John Hancock Asset-Based Lending Fund (the fund) is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a continuously offered, non-diversified, closed-end management investment company. The fund’s investment objective is to provide high current income and to a lesser extent capital appreciation. Under normal circumstances, the fund invests 80% of its net assets (plus any borrowings for investment purposes) in asset-based lending investments, which may include investments in distressed loans.
The fund’s shares are not listed on any securities exchange. At the sole discretion of the Board and provided that it is in the best interests of the fund and shareholders to do so, the fund intends to provide a limited degree of liquidity to the shareholders by conducting repurchase offers generally quarterly; however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all. The fund currently does not intend to offer to repurchase shares at any time during the first two years of operations of the fund.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Shares are offered only to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 (the 1933 Act). Eligible Investors must also be either U.S. citizens or U.S. resident aliens. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
The fund commenced operations on July 11, 2022. Prior to commencement of operations, the fund had no operations other than those relating to organizational matters and the sale of 5,000 of its Class I shares on June 15, 2022 for $100,000 split evenly between John Hancock Life Insurance Company, USA and Manulife Reinsurance (Bermuda) Ltd, at the initial subscription price of $20.00.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are valued at the end of each month at a minimum.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations, are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Private term loans are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of private term loans include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments a third-party market participant would take into account in pricing a transaction. Private term loans valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment.
12	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Advisor’s Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Term loans	$5,958,698	—	—	$5,958,698
Collateralized mortgage obligations	14,321,702	—	$14,321,702	—
Asset backed securities	35,555,323	—	35,555,323	—
Short-term investments	43,584,454	$43,584,454	—	—
Total investments in securities	$99,420,177	$43,584,454	$49,877,025	$5,958,698
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.
Term loans
Balance as of 7-11-22	—
Purchases	$5,962,500
Sales	—
Realized gain (loss)	—
Net amortization of (premium) discount	1,334
Change in unrealized appreciation (depreciation)	(5,136)
Balance as of 10-31-22	$5,958,698
Change in unrealized appreciation (depreciation) at period end[1]	$(5,136)

[1]	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statement of operations.
ANNUAL REPORT | JOHN HANCOCK Asset-Based Lending Fund	13

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.
	Fair Value at 10-31-22	Valuation technique	Significant unobservable inputs	Input
Term Loan	$5,958,698	Recent transaction	Transaction price	$99.31
A change to unobservable inputs of the fund’s Level 3 securities as of October 31, 2022 could have resulted in changes to the fair value measurement, as follows:
Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Transaction price	Increase	Decrease
Term loans. The fund may invest in direct term loans which are not publicly traded, may not have a secondary market, and are not rated by any rating agency. Direct term loans can be asset-based loans secured by collateral such as transportation assets, real estate, consumer or corporate related assets, or other assets. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting.
Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower. The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the fund will lose money on the loan. Furthermore, direct loans may subject the fund to liquidity and interest rate risk as certain direct loans may be deemed illiquid.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon
14	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT

interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. The fund incurred organization costs of $606,699 and offering costs of $658,400 upon commencement of operations. Organization costs are expensed as incurred. Offering Costs are amortized over the fund’s first year of operations. $186,565 of offering costs were expensed during the period ended October 31, 2022 and $471,835 of unamortized offering cost are included in Other assets within the Statement of assets and liabilities.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $59,380 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
There were no distributions for the period ended October 31, 2022.
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $717,436 of undistributed ordinary income.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Asset-Based Lending Fund	15

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to non-deductible start up costs.
Note 3—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor and principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays the Advisor a fee, calculated and paid monthly, at an annual rate of 1.35% of the fund’s average monthly value of the managed assets (managed assets means the total assets of the fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness). Pursuant to a subadvisory agreement, the Advisor (and not the fund) has agreed to pay a subadvisory fee directly to Marathon Asset Management LP (the Subadvisor).
The Advisor contractually agreed to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During the period ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average monthly net assets, on an annualized basis. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the following expenses of the fund, incurred in the ordinary course of the fund’s business, exceed 0.60% percent of average monthly net assets (on an annualized basis) of the fund: (a) administrative fees; (b) custody and accounting fees; (c) audit fees; (d) legal fees; (e) independent trustee fees; (f) valuation fees; (g) blue sky fees; (h) insurance premiums; (i) printing costs; (j) registration and filing expenses; (k) organization and offering expenses; (l) transfer agent fees and service fees; and (m) other miscellaneous ordinary expenses, but excluding advisory and incentive fees, interest expense, 12b-1 fees, and any cashiering or other investment servicing fees. This agreement expires on February 28, 2024, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the period ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class I	$1,071,612
Class D	536
Class	Expense reduction
Class S	$535
Total	$1,072,683

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
16	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2022, were equivalent to a net annual effective rate of 0.00% of the fund’s average monthly managed assets.
Incentive fee. The fund also has agreed to pay the Advisor an Incentive Fee based upon pre-incentive fee net investment income starting in 2023. The incentive fee shall be calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter following the one-year anniversary of the effective date of the Advisory Agreement.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the period ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average monthly net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class D shares and Class S shares, the fund pays for certain other services. The fund may pay distribution and service fees, expressed as an annual percentage of average monthly net assets for each class of the fund’s shares, up to 0.25% for Class D shares and 0.85% (including up to 0.25% for service fees) for Class S shares.
Sales charges. Class D shares may be subject to a sales charge of up to 1.50% and Class S shares may be subject to a sales charge of up to 3.50%. Such sales load will be subtracted from the investment amount and will not form part of an investor’s investment in the fund. The sales load may be waived in certain circumstances at the Advisor’s discretion. During the period ended October 31, 2022, no sales charges were assessed.
Early Repurchase fee. For all share classes, a 2.00% early repurchase fee payable to the fund will be charged with respect to the repurchase of a shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares (on a “first in-first out” basis). The early repurchase fee will be retained by the fund for the benefit of the remaining shareholders.
Class level expenses. Class level expenses for the period ended October 31, 2022 were as follows:
Class	Distribution and service fees
Class D	$38
Class S	130
Total	$168
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.
ANNUAL REPORT | JOHN HANCOCK Asset-Based Lending Fund	17

Note 5—Fund share transactions
Transactions in fund shares for the period ended October 31, 2022 were as follows:
	Period ended 10-31-22[1]
	Shares	Amount
Class I shares
Sold	4,995,000	$99,900,000
Net increase	4,995,000	$99,900,000
Class D shares
Sold	2,500	$50,000
Net increase	2,500	$50,000
Class S shares
Sold	2,500	$50,000
Net increase	2,500	$50,000
Total net increase	5,000,000	$100,000,000

[1]	Period from 7-11-22 (commencement of operations) to 10-31-22.
Affiliates of the fund owned 50%, 100% and 100% of shares of Class I, Class D and Class S, respectively, on October 31, 2022. As of October 31, 2022, affiliates of the Subadvisor owned 50% of the fund (50% of Class I). Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $64,787,119 and $7,767,407, respectively, for the period ended October 31, 2022.
Note 7—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication
18	JOHN HANCOCK Asset-Based Lending Fund | ANNUAL REPORT

cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
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Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of John Hancock Asset-Based Lending Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of John Hancock Asset-Based Lending Fund (the “Fund”), including the Fund’s investments, as of October 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 11, 2022 (commencement of operations) to October 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations, the changes in its net assets and its financial highlights for the period from July 11, 2022 (commencement of operations) to October 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more John Hancock investment companies since 2019.
Boston, Massachusetts
December 22, 2022
20	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable period ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	21

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to seek to provide high current income and to a lesser extent capital appreciation.
Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in asset-based lending investments (“Asset-Based Lending Investments”), which may include investments in distressed loans. Asset-Based Lending Investments are investments in loans secured by an asset and include, among other investments: healthcare loans secured by revenue and intellectual property rights primarily on FDA-approved drugs and devices and royalty streams secured primarily by FDA-approved drugs and devices; transportation assets such as loans and leases backed by commercial aircraft, aircraft engines, shipping vessels, or other transportation and equipment both in the United States and internationally; residential and commercial real estate loans, asset-backed securities (“ABS”), and asset-based corporate credit (including distressed or non-performing loans); and securities backed by residential real estate (“RMBS”), commercial real estate (“CMBS”), collateralized mortgage obligations (“CMOs”), secured corporate loans (“CLOs”) and ABS.
Except for RMBS, CMBS, CMOs, CLOs, and ABS, which may range from most senior (AAA-rated) to most subordinate (BB-rated, B-rated and equity), most loans and investments are not rated. If a loan or investment is rated, it will usually be rated by S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, Kroll Bond Rating Agency, or DBRS Morningstar, and may be rated below investment grade.
The fund will primarily invest in financings sourced through proprietary means using relationships of the Marathon Asset Management LP (the Subadvisor), rather than traditional channels such as public markets, and seeks to benefit from expected premiums arising in such financings from, among other things, the bespoke nature of each financing. The Subadvisor will seek to capitalize on its transaction valuation assessment and capital structure expertise, while attempting to protect against downside risks through protective loan covenants, conservative collateral valuation, and active asset management.
The fund may also invest in derivatives such as: futures contracts, interest rate swaps, options, reverse repurchase agreements, and swaps. The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The fund may create or organize or otherwise utilize special purpose subsidiaries or other special purpose investment vehicles (“SPVs”), which are wholly-owned subsidiaries of the fund, to facilitate the fund’s investment strategy. Certain fund investments may be held by these SPVs.
The fund, the Subadvisor and certain of its affiliates obtained an exemptive order from the SEC to permit co-investment with other funds managed by the Subadvisor or its affiliates in a manner consistent with the fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
The manager may consider environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
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Principal Risks
Below are descriptions of the principal factors that may play a role in shaping the fund’s overall risk profile. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Distressed investments risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities,  property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
ESG integration risk. The manager may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Incorporating ESG criteria and making
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	23

investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria or an ESG investment strategy.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, interest rate swaps, reverse repurchase agreements, and swaps. Futures contracts, options, and swaps generally are subject to counterparty risk.
In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Illiquidity of shares risk. The fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The fund does not currently intend to list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop. Shares therefore are not readily marketable. At the discretion of the Board and provided that it is in the best interests of the fund and Shareholders to do so, the fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers.  The fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions.
Investments held in non-US or US Subsidiaries. To qualify as a registered investment company (“RIC”) for any taxable year, the fund must, among other things, satisfy a gross income test for such taxable year. Specifically, at least 90% of the fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Income from certain Asset-Based
24	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

Lending Investments will not be Qualifying RIC Income. In order to avoid receiving non-qualifying income from such investments, the fund may invest in those Asset-Based Lending Investments indirectly through one or more subsidiaries organized outside of the United States (each a “Non-US Subsidiary”). Income from certain Asset-Based Lending Investments will not be Qualifying RIC Income and, in some cases, income from those Asset-Based Lending Investments also would result in “effectively connected income” if received by a Non-US Subsidiary. For that reason, certain Asset-Based Lending Investments may be held by the fund indirectly through one or more subsidiaries organized in the United States (each, a “Domestic Subsidiary”). The fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with each Domestic and Non-US Subsidiary. The Advisor complies with the applicable provisions of Section 15 of the 1940 Act with respect to the investment advisory contracts for the fund and each Domestic and Non-US Subsidiary. Each Domestic and Non-US Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody.
Lending risk. The fund may originate loans to, or purchase, assignments of or participations in loans made to, various issuers, including distressed loans. Such investments may include senior secured, junior secured and mezzanine loans and other secured and unsecured debt that has been recently originated or that trade on the secondary market. The value of the fund’s investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
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Regular repurchase offers risk. The fund’s repurchase offer policy may have the effect of decreasing the size of the fund over time absent significant new investments in the fund. It may also force the fund to sell assets it would not otherwise sell and/or to maintain an increased amount of cash or liquid investments at times. It may also reduce the investment opportunities available to the fund and cause its expense ratio to increase.
26	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a continuously offered non-diversified, closed-end management investment company, shares of which were initially offered to the public in July 2022.
Dividend reinvestment plan
Pursuant to the Dividend Reinvestment Plan (DRP) established by the fund, each shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to a shareholder’s intermediary (who should be directed to inform the fund). A shareholder is free to change this election at any time. If, however, a shareholder elects to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A shareholder whose shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such shareholder’s behalf as such nominee will be required to make any such election.
Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRP will be treated as having received a distribution equal to amount payable to them in cash as a distribution had the shareholder not participated in the DRP.
Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the fund within the above timeframe to be effective for that dividend or capital gain distribution. The fund may terminate the DRP at any time upon written notice to the participants in the DRP. The fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the fund.
A shareholder holding shares that participate in the DRP in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the DRP. For further information on the DRP contact the fund at 800-225-6020.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Registered or Overnight Mail:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	27

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At a videoconference1 meeting held on June 15, 2022, the Board of Trustees (the Board) of John Hancock Asset-Based Lending Fund (the New Fund), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the New Fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reviewed and approved:
(a)	the advisory agreement between the New Fund and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)	the subadvisory agreement between the Advisor and Marathon Asset Management LP (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).
This section describes the evaluation by the Board of the Advisory Agreement and the Subadvisory Agreement.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including (but not limited to) comparative performance, fee and expense information for a peer group of similar funds, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparatively managed accounts, as applicable. The Board also received other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex), including quarterly performance reports prepared by management containing reviews of investment results. The information received and considered by the Board in connection with the June meeting and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor’s affiliates, including distribution services. The Board also took into account information with respect to the New Fund presented at its September 28, 2021, and October 25, 2021 meetings via videoconference. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the New Fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which has been extended indefinitely until such time as public notice may be issued sunsetting the order, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s June 15, 2022 meeting was held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
28	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with the consideration of the advisory and subadvisory arrangements for other funds in the John Hancock Fund Complex in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also reviewed information from the New Fund’s Chief Compliance Officer (CCO) regarding the New Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also received information regarding the New Fund’s risk management programs, liquidity risk management programs and cybersecurity programs. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other funds in the John Hancock Fund Complex and the quality of the performance of the Advisor’s duties with respect to those funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of other trusts in the John Hancock Fund Complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the affairs and subadvisory relationships for other funds in the John Hancock Fund Complex, the Advisor’s oversight and monitoring of the subadvisors’ investment performance and compliance programs, such as the subadvisors’ compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance and other issues;
(b)	the background, qualifications, and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	29

(f)	the Advisor’s initiatives intended to improve various aspects of the New Fund’s operations and investor experience with the New Fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to other funds in the John Hancock Fund Complex, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock funds managed by the Advisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board noted that the Advisor will receive a management fee from the New Fund consisting of two components—a base management fee and an incentive fee, and that the Advisor will pay the full amount of the incentive fee and a portion of the based management fee to the Subadvisor. The Board considered that, to the extent the incentive fee is earned and paid, the incentive fee would effectively result in a higher rate of total compensation from the New Fund to the Advisor than the base-management fee rate stated in the Advisory Agreement. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the John Hancock Fund Complex, including the New Fund, which is discussed further below.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Advisor on its projected profitability with respect to the New Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
30	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the New Fund directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the New Fund and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor will provide distribution services to the New Fund, and that the New Fund’s distributor also receives Rule 12b-1 payments to support distribution of the New Fund;
(h)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)	noted that the subadvisory fee for the New Fund will be paid by the Advisor and is negotiated at arm’s length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the projected level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. This waiver is allocated proportionally among the participating portfolios;
(b)	reviewed the proposed advisory fee structure for the New Fund and concluded that although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure, including incentive fee; and
(c)	the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees. The Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)	information relating to the Subadvisor’s business;
(b)	the performance of comparable funds, as applicable, managed by the New Fund’s Subadvisor;
(c)	the proposed subadvisory fee for the New Fund; and
(d)	Information relating to the nature and scope of any material relationships and their significance to the New Fund’s Advisor and Subadvisor.
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	31

Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the New Fund, including regarding investment processes and organizational and staffing matters. The Board also noted that the New Fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the New Fund were not a factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor, consisting of a base management fee and an incentive fee, and that, in turn, the Advisor will pay the full amount of the incentive fee to the Subadvisor and a portion of the based management fee. The Board considered that, to the extent the incentive fee is earned and paid to the Subadvisor, the incentive fee would effectively result in a higher rate of total compensation from the Advisor to the Subadvisor than the base-management fee rate stated in the Subadvisory Agreement. As noted above, the Board also considered the New Fund’s subadvisory fee, including the incentive fee, as compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable.
32	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

Subadvisor performance. As noted above, the Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other funds managed by the Advisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the Subadvisor provided performance information for a composite of comparable accounts over various time periods;
(3)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)	that the subadvisory fees will be paid by the Advisor not the New Fund.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendment to the Advisory Agreement and the Subadvisory Agreement.
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	33

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Fund since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2022	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William H. Cunningham,[2] Born: 1944	2022	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2022	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Fund Principal occupation(s) during past 5 years	Trustee of the Fund since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2022	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

34	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Fund Principal occupation(s) during past 5 years	Current Position(s) with the Fund since
Charles A. Rizzo, Born: 1957	2022
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2022
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2022
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2022
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the fund and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	35

More information
Trustees
Hassell H. McClellan, Chairperson*
Andrew G. Arnott†
William H. Cunningham*
Grace K. Fey*
Officers
Andrew G. Arnott†
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Marathon Asset Management LP
Portfolio Managers
Ed Cong
Louis Hanover
Andrew Springer
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
Ernst & Young LLP

† Non-Independent Trustee
* Member of the Audit Committee
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-6020.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-225-6020	Regular mail:	Express mail:
jhinvestments.com	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
36	JOHN HANCOCK ASSET-BASED LENDING FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
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This report is for the information of the shareholders of John Hancock Asset-Based Lending Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
P16A 10/22
12/2022

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees for John Hancock Asset-Based Lending Fund billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $70,000 for the fiscal year ended October 31, 2022. John Hancock Asset-Based Lending Fund commenced operations on July 11, 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Asset-Based Lending Fund for audit-related fees amounted to $0 for the fiscal year ended October 31, 2022. These fees, if any, were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees for John Hancock Asset-Based Lending Fund billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $15,750 for the fiscal year ended October 31, 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock Asset-Based Lending Fund billed to the registrant or control affiliates for products and services provided by the principal accountant were $0 for the fiscal year ended October 31, 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

John Hancock Asset-Based Lending Fund's (fund) Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended October 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates were $3,037,604 for the fiscal year ended October 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairperson

William H. Cunningham

Hassell H. McClellan

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Marathon Asset Management LP ("Marathon") portfolio managers

Below is a list of the Marathon portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Ed Cong

Portfolio Manager

Managed the Fund since inception in 2022

Joined Marathon in 2006

Louis Hanover

Co-Founder, Managing Partner and Chief Investment Officer

Managed the Fund since inception in 2022

Co-Founded Marathon in 1998

Andrew Springer

Senior Portfolio Manager

Managed the Fund since inception in 2022

Joined Marathon in 2003

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2022. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Ed Cong	1	$100	24	$7,183	4	$499

Louis	7	$811	96	$19,886	24	$2,924
Hanover

Andrew	1	$100	34	$8,559	4	$499

Springer

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number of	Total	Number	Total	Number	Total
		Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Ed Cong	1	$100	21	$5,183	4	$499

Louis	2	$249	69	$14,510	11	$1,607
Hanover
Andrew	1	$100	30	$6,525	4	$499
Springer

Conflicts of Interest. Material conflicts of interest exist whenever a portfolio manager simultaneously manages multiple accounts. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include accounts of other registered investment companies for which the Subadvisor serves as sub-advisor, private pooled investment vehicles and other accounts. The Subadvisor has adopted aggregation and allocation of investments procedures designed to ensure that all of its clients are treated fairly and equitably over time and to prevent this form of conflict from influencing the allocation of investment opportunities among its clients. As a general matter, the Subadvisor will offer clients the right to participate in all investment opportunities that it determines are appropriate for the client in view of relative amounts of capital available for new investments, each client's investment program, and the then current portfolios of its clients at the time an allocation decision is made. As a result, in certain situations priority or weighted allocations can be expected to occur in respect of certain accounts, including but not limited to situations where clients have differing: (A) portfolio concentrations with respect to geography, asset class, issuer, sector or rating, (B) investment restrictions, (C) tax or regulatory limitations, (D) leverage limitations or volatility targets, (E) ramp up or ramp down scenarios or (F) counterparty relationships. The Subadvisor maintains conflicts of interest policies and procedures containing provisions designed to prevent potential conflicts related to personal trading, allocation, and fees among other potential conflicts of interest. Such potential conflicts and others are disclosed in Subadvisor's Form ADV Part 2A filing.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. The Advisor pays the Subadvisor a fee consisting of two components – a base management fee based on the assets under management and an incentive fee based upon pre-incentive fee net investment income attributable to each Share Class, and shall be calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on a Class's average beginning monthly net assets for the applicable quarterly payment period, equal to 1.25% per quarter (or an annualized hurdle rate of 5%) subject to a "catch up" feature, as set forth in the Subadvisory Agreement between the Subadvisor and the Advisor. The Subadvisor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. Such compensation consists of an annual salary and a discretionary year-end bonus for the Subadvisor's employees.

Share Ownership by Portfolio Managers. For purposes of these tables, "similarly managed accounts" include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

	Range of Beneficial	Range of Beneficial
Portfolio	Ownership in the	Ownership in Similarly
Manager	Fund	Managed Accounts

Ed Cong	None	None

Louis Hanover	None	None

Andrew	None	None
Springer

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Asset-Based Lending Fund – Nominating and Governance Committee Charter."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Asset-Based Lending Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	December 22, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 22, 2022